Exhibit 99.1
GoHealth Reports First Quarter 2025 Results
CHICAGO, May 13, 2025 — GoHealth, Inc. (NASDAQ: GOCO) (“GoHealth” or the “Company”), a leading health insurance marketplace and Medicare-focused digital health company, today announced financial results for the three months ended March 31, 2025.

First Quarter Highlights
•First quarter 2025 net revenues of $221.0 million, a 19.1% increase compared to $185.6 million in the prior year period.
•First quarter 2025 net loss of $9.8 million, a 54.2% improvement compared to a net loss of $21.3 million in the prior year period.
•First quarter 2025 Adjusted EBITDA1 of $42.1 million, a 56.4% increase compared to $26.9 million in the prior year period.
•First quarter 2025 Submissions2 were 303,026, a 40.2% increase compared to 216,148 Submissions in the prior year period, primarily driven by strong contributions from GoHealth’s internal captive agents.
•First quarter 2025 Direct Operating Cost per Submission3 was $522, an 18.4% improvement compared to $640 in the prior year period.
•Launched GoHealth Protect, a suite of products offered to cover unexpected life events, with the expansion into guaranteed acceptance life insurance as the inaugural product.

"Our achievements in the first quarter demonstrate substantial progress in key financial metrics, including revenue, Adjusted EBITDA, margin enhancement, and capital efficiency," said Vijay Kotte, CEO of GoHealth. "We are continuously refining our platform, tools, product offerings and technology to provide consumers with a more personalized and higher-quality experience as they navigate complex coverage options. We believe these investments are not only elevating the consumer journey but also driving better outcomes across our business. With the recent launch of GoHealth Protect, we are diversifying our product offerings with a curated marketplace of coverage options. By expanding into guaranteed acceptance life insurance, we seek to extend the value of customer relationships, bolster unit economics, and further our mission of delivering peace of mind to consumers.”

“We delivered strong year-over-year growth, reduced customer acquisition costs, and improved operating leverage. At the same time, we continued to invest selectively in high-return initiatives, including the launch of our GoHealth Protect life insurance,” said Brendan Shanahan, CFO of GoHealth. “As this new offering scales, we expect it to enhance our ability to generate cash flow throughout the year while driving down acquisition costs across the business. A combination of disciplined execution and smart investment will position us well for continued momentum in the quarters ahead.”

(1)Adjusted EBITDA is a non-GAAP measure. For a definition of Adjusted EBITDA and a reconciliation to the most comparable GAAP measure, please see below.
(2)Number of Submissions is an operating metric. For a definition of Submissions, please see below.
(3)Direct Operating Cost per Submission is an operating metric. For a definition of Direct Operating Cost per Submission and an explanation of its calculation, please see below.

Conference Call Details

The Company will host a conference call today, Tuesday, May 13, 2025 at 8:00 a.m. (ET) to discuss its financial results. A live audio webcast of the conference call will be available via GoHealth's Investor Relations website, https://investors.gohealth.com/. A replay of the call will be available via webcast for on-demand listening shortly after the completion of the call.

About GoHealth, Inc.

GoHealth is a leading health insurance marketplace and Medicare-focused digital health company whose purpose is to compassionately ensure consumers’ peace of mind when making healthcare decisions so they can focus on living life. For many of these consumers, enrolling in a health insurance plan is confusing and difficult, and seemingly small differences between health plans may lead to significant out-of-pocket costs or lack of access to critical providers and medicines. GoHealth’s proprietary technology platform leverages modern machine-learning algorithms, powered by over two decades of insurance purchasing behavior, to reimagine the process of matching a health plan to a consumer’s specific needs. Its unbiased, technology-driven marketplace coupled with highly skilled licensed agents has facilitated the enrollment of millions of consumers in Medicare plans since GoHealth’s inception. For more information, visit https://www.gohealth.com.

Investor Relations:
John Shave
JShave@gohealth.com

Media Relations:
Pressinquiries@gohealth.com

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements are made in reliance upon the safe harbor provision of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this press release may be forward-looking statements. Statements regarding our future results of operations and financial position, business strategy and plans and objectives of management for future operations, including, among others, statements regarding our expected growth, future capital expenditures, debt service obligations, adoption and use of artificial intelligence technologies, the impact on our business from regulatory changes, the impact on our business from the acquisition of e-TeleQuote Insurance, Inc. (“e-TeleQuote”) and our ability to successfully integrate e-TeleQuote’s operations, technologies and employees into our business, are forward-looking statements.

In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “aims,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “likely,” “future” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this press release are only predictions, projections and other statements about future events that are based on current expectations and assumptions. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements.

These forward-looking statements speak only as of the date of this press release and are subject to a number of important factors that could cause actual results to differ materially from those in the forward-looking statements, including the factors described in the sections titled “Summary Risk Factors,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (“2024 Annual Report on Form 10-K”), our forthcoming Quarterly Report on Form 10-Q for the first quarter ended March 31, 2025 (“Q1 2025 Quarterly Report on Form 10-Q”) and in our other filings with the Securities and Exchange Commission. The factors described in our 2024 Annual Report on Form 10-K and our forthcoming Q1 2025 Quarterly Report on Form 10-Q should not be construed as exhaustive and should be read together with the other cautionary statements included in this press release, as well as the cautionary statements and other risk factors set forth in our other filings with the Securities and Exchange Commission.

You should read this press release and the documents that we reference in this press release completely and with the understanding that our actual future results may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Non-GAAP Financial Measures

Throughout this press release, we use a number of non-GAAP financial measures. Non-GAAP financial measures are supplemental measures of our performance that are derived from our consolidated financial information, but which are not presented in our Condensed Consolidated Financial Statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). We define these non-GAAP financial measures as follows:

•“Adjusted EBITDA” represents, as applicable for the period, EBITDA as further adjusted for certain items summarized in the table furnished below in this press release.

•“Adjusted EBITDA Margin” refers to Adjusted EBITDA divided by net revenues.

•“EBITDA” represents net income (loss) before interest expense, income tax expense (benefit) and depreciation and amortization expense.

We believe that excluding certain items from our GAAP results allows management to better understand our consolidated financial performance from period to period and better project our future consolidated financial performance as forecasts are developed at a level of detail different from that used to prepare GAAP-based financial measures. Moreover, we believe these non-GAAP financial measures provide our stakeholders with useful information to help them evaluate our operating results by facilitating an enhanced understanding of our operating performance and enabling them to make more meaningful period to period comparisons. Adjusted EBITDA is the primary financial performance measure used by management to evaluate the business and monitor the results of operations, as well as a basis for certain compensation programs sponsored by the Company. There are limitations to the use of the non-GAAP financial measures presented in this press release. For example, our non-GAAP financial measures may not be comparable to similarly titled measures of other companies. Other companies, including companies in our industry, may calculate non-GAAP financial measures differently than we do, limiting the usefulness of those measures for comparative purposes.

The non-GAAP financial measures are not meant to be considered as indicators of performance in isolation from or as a substitute for the most directly comparable financial measures prepared in accordance with GAAP and should be read only in conjunction with financial information presented on a GAAP basis. Reconciliations of each of EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin to its most directly comparable GAAP financial measure are presented in the tables furnished below in this press release.

We encourage you to review the reconciliations in conjunction with the presentation of the non-GAAP financial measures for each of the periods presented. In future periods, we may exclude similar items, may incur income and expenses similar to these excluded items and may include other expenses, costs and non-routine items.

Key Business Performance and Operating Metrics

In addition to traditional financial metrics, we rely upon certain business and operating metrics to evaluate our business performance and facilitate our operations. The most relevant business and operating metrics are as follows:

•“Direct Operating Cost of Submission” is an operating metric that represents costs directly attributable to Submissions generated during a particular period and excludes costs that are indirect or fixed. Direct Operating Cost of Submission is comprised of the portion of the respective operating expenses for revenue share, marketing and advertising and consumer care and enrollment that are directly related to the Submissions generated in the particular period.

•“Direct Operating Cost per Submission” is an operating metric that represents the average performance of Submissions generated during a particular period. Direct Operating Cost per Submission refers to (x) Direct Operating Cost of Submission for a particular period divided by (y) the number of Submissions generated for such period.

•“Sales/Direct Operating Cost of Submission” represents (x) the numerator of Sales per Submission, as defined below, divided by (y) Direct Operating Cost of Submission.

•“Sales per Submission” is an operating metric that represents the average performance of Submissions generated during a particular period. Sales per Submission measures revenues only from the Submissions generated in the period and excludes items that are unrelated to such Submissions, including any impact of revenue adjustments recorded in the period, but relating to performance obligations satisfied in prior periods. Sales per Submission equals (x) the sum of (i) agency revenues, comprised of the expected amount of initial commission revenue and any renewal commissions to be paid from the health plan partners on such placement as long as the policyholder remains with the same insurance product, as well as partner marketing and other revenue and (ii) non-agency revenues, comprised of the enrollment and engagement services for which cash is collected in advance or in close proximity to the point in time revenue is recognized, divided by (y) the number of Submissions generated for such period.

•“Submission” refers to either (i) a completed application with our licensed agent that is submitted to the health plan partner and subsequently approved by the health plan partner during the indicated period or (ii) a transfer by our agent to the health plan partner through the Encompass operating model during the indicated period.

Direct Operating Cost of Submission, Direct Operating Cost per Submission, Sales/Direct Operating Cost of Submission, Sales per Submission and Submissions are key operating metrics we use to understand our underlying financial performance and trends.

The following tables set forth the components of our results of operations for the periods indicated (unaudited):

	Three months ended Mar. 31,
	2025		2024
(in thousands, except percentages and per share amounts)	Dollars	% of Net Revenues	Dollars	% of Net Revenues	$ Change	% Change
Net revenues	$220,972	100.0%	$185,600	100.0%	$35,372	19.1%
Operating expenses:
Revenue share	39,272	17.8%	38,013	20.5%	1,259	3.3%
Marketing and advertising	67,415	30.5%	52,775	28.4%	14,640	27.7%
Consumer care and enrollment	51,698	23.4%	47,861	25.8%	3,837	8.0%
Technology	9,038	4.1%	10,550	5.7%	(1,512)	(14.3)%
General and administrative	22,656	10.3%	16,919	9.1%	5,737	33.9%
Amortization of intangible assets	23,514	10.6%	23,514	12.7%	—	—%
Operating lease impairment charges	710	0.3%	—	—%	710	NM
Total operating expenses	214,303	97.0%	189,632	102.2%	24,671	13.0%
Income (loss) from operations	6,669	3.0%	(4,032)	(2.2)%	10,701	(265.4)%
Interest expense	15,954	7.2%	17,951	9.7%	(1,997)	(11.1)%
Other (income) expense, net	(601)	(0.3)%	(566)	(0.3)%	(35)	6.2%
Income (loss) before income taxes	(8,684)	(3.9)%	(21,417)	(11.5)%	12,733	(59.5)%
Income tax (benefit) expense	1,102	0.5%	(71)	—%	1,173	(1652.1)%
Net income (loss)	$(9,786)	(4.4)%	$(21,346)	(11.5)%	$11,560	(54.2)%
Net income (loss) attributable to non-controlling interests	(5,378)	(2.4)%	(12,130)	(6.5)%	6,752	(55.7)%
Net income (loss) attributable to GoHealth, Inc.	$(4,408)	(2.0)%	$(9,216)	(5.0)%	$4,808	(52.2)%
Net income (loss) per share:
Net income (loss) per share of Class A common stock — basic and diluted	$(0.52)		$(1.04)
Weighted-average shares of Class A common stock outstanding — basic and diluted	10,373		9,715
Non-GAAP financial measures:
EBITDA	$33,747		$22,780
Adjusted EBITDA	$42,060		$26,894
Net Income (Loss) Margin	(4.4)%		(11.5)%
Adjusted EBITDA Margin	19.0%		14.5%

NM = Not meaningful

The following tables set forth the reconciliations of GAAP net income (loss) to EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin for the periods indicated (unaudited):

	Three months ended Mar. 31,
(in thousands)	2025	2024
Net revenues	$220,972	$185,600
Net income (loss)	(9,786)	(21,346)
Interest expense	15,954	17,951
Income tax expense (benefit)	1,102	(71)
Depreciation and amortization expense	26,477	26,246
EBITDA	33,747	22,780
Severance costs(1)	3,815	1,828
Share-based compensation expense(2)	2,803	1,783
Professional services(3)	796	—
Operating lease impairment and other charges(4)	474	—
Legal fees(5)	425	503
Adjusted EBITDA	$42,060	$26,894
Net Income (Loss) Margin	(4.4)%	(11.5)%
Adjusted EBITDA Margin	19.0%	14.5%

(1)Represents severance costs and other fees associated with a reduction in workforce unrelated to restructuring activities.
(2)Represents non-cash share-based compensation expense relating to equity awards as well as share-based compensation expense relating to liability classified awards that will be settled in cash.
(3)Represents costs associated with non-routine consulting fees and other professional services.

(4)Represents operating lease impairment charges, reducing the carrying value of the associated ROU assets and leasehold improvements to their estimated fair values. For the three months ended March 31, 2025, the amount includes a one-time gain of $0.2 million from the remeasurement of the lease liability and adjustment of the ROU asset (which was previously impaired) related to the early termination of a lease.
(5)Represents legal fees, settlement accruals and other expenses related to certain acquisitions, litigation, Credit Agreement amendments and other non-routine legal or regulatory matters.
The table below depicts the disaggregation of revenue and is consistent with how the Company evaluates its financial performance (unaudited):

	Three months ended Mar. 31,
(in thousands)	2025	2024
Medicare Revenue
Agency Revenue
Commission Revenue(1)	$167,109	$79,733
Partner Marketing and Other Revenue	20,524	19,391
Total Agency Revenue	187,633	99,124
Non-Agency Revenue	31,771	85,902
Total Medicare Revenue	219,404	185,026
Other Revenue	1,568	574
Total Net Revenues	$220,972	$185,600
(1)Commission revenue excludes commissions generated from the sale of individual and family plan insurance products.

The following table sets forth the net cash provided by (used in) operating activities for the periods presented (unaudited):

Net cash provided by (used in) operating activities	Three months ended Mar. 31,		Trailing Twelve Months ended Mar. 31,
	2025	2024	2025	2024
	$(12,405)	$12,512	$(46,525)	$101,174

The following tables set forth the ending commissions receivable balances for the periods presented (unaudited):

	Mar. 31, 2025	Dec. 31, 2024
Commissions receivable - current	$207,443	$320,399
Commissions receivable - non-current	$793,174	$733,161

In addition to traditional financial metrics, we rely upon certain business and operating metrics to evaluate our business performance and facilitate our operations. Below are the most relevant business and operating metrics for our single operating and reportable segment.
The following table presents the number of Submissions for the periods presented:

Submissions	Three months ended Mar. 31,
	2025	2024	Change	% Change
	303,026	216,148	86,878	40.2%

The following table presents the Sales per Submission for the periods presented:

Sales per Submission	Three months ended Mar. 31,
	2025	2024	$ Change	% Change
	$724	$856	$(132)	(15.4)%

The following table presents the Direct Operating Cost per Submission for the periods presented:

Direct Operating Cost per Submission	Three months ended Mar. 31,
	2025	2024	$ Change	% Change
	$522	$640	$(118)	(18.4)%

The following are our Direct Operating Cost of Submission (in thousands) and Sales/Direct Operating Cost of Submission for the periods presented:

	Three months ended Mar. 31,
	2025	2024
Direct Operating Cost of Submission	$158,042	$138,250
Sales/Direct Operating Cost of Submission	1.4	1.3